UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                               Lifeway Foods, Inc.
                (Name of Registrant as Specified in its Charter)


      (Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------
     (5) Total fee paid:
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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                                        2

                               LIFEWAY FOODS, INC.
                                 6431 W. OAKTON
                             MORTON GROVE, IL 60053

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 14, 2003
        -----------------------------------------------------------------

To Our Stockholders:

     You are invited to be present either in person or by proxy at the Annual Meeting of Stockholders of Lifeway Foods, Inc., an Illinois corporation (the "Company"), to be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077, on Saturday, June 14, 2003 at 11:00 a.m. local time (the "Meeting"), to consider and act upon the following:

     1. To elect Six Directors to serve until the next meeting and until their successors are duly elected and qualified.

     2. To ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for the next fiscal year.

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

          Only stockholders of Common Stock of record at the close of business on May 14, 2003 will be entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open.

     WE INVITE EACH OF YOU TO ATTEND THE MEETING. IF YOU CANNOT ATTEND, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. NO STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Ludmila Smolyansky
                                            Chairperson of the Board
Skokie, Illinois
April 30, 2003

                               LIFEWAY FOODS, INC.

                                 PROXY STATEMENT
                                 ---------------


PROCEDURAL MATTERS
------------------

THIS PROXY STATEMENT IS FURNISHED TO THE STOCKHOLDERS OF LIFEWAY FOODS, INC., AN ILLINOIS CORPORATION (THE "COMPANY"), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "MEETING") TO BE HELD AT 11:00 A.M., LOCAL TIME, ON SATURDAY, JUNE 14, 2003, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Stockholders of record of Common Stock of the Company at the close of business on May 14, 2002 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Meeting will be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077. Proxies received prior to the Meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each of management's nominees for Director and in favor of each of management's proposals set forth in the Notice of Annual Meeting of Stockholders. A stockholder who signs and returns the enclosed proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the Meeting and voting in person. Beneficial owners wishing to vote at the Meeting who are not stockholders of record on the Company's books (e.g., persons holding in street name) must bring to the Meeting a Power of Attorney or proxy in their favor signed by the holder of record in order to be able to vote.

SOLICITATION OF PROXIES
-----------------------

This Proxy Statement and the form of proxy are first being mailed to the stockholders beginning approximately May 15, 2003. All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, Ludmila Smolyansky (Chairperson of the Board of Directors and General Manager of the Company), Julie Smolyansky (President, Treasurer, Chief Executive Officer, Chief Financial Officer and Director), Pol Sikar (Director), Rick D. Salm (Director), Renzo Bernardi (Director) and Thomas Kunz (Director), who will receive no compensation therefor in addition to their regular remuneration, may solicit the return of proxies by telephone, telegram or personal interview. As of this date, the Company has retained Computershare Investor Services ("Computershare"), an outside firm, to mail the proxy statements. The Company and Computershare will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith. Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

VOTING OF PROXIES
-----------------

A form of proxy is enclosed for use at the Meeting if a stockholder is unable to attend in person. Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof. Julie Smolyansky (President, Treasurer, Chief Executive Officer, Chief Financial Officer and Director) and Ludmila Smolyansky (Chairperson of the Board of Directors and General Manager of the Company) intend to vote the 2,218,338 (52.6%) of Common Stock which they control in the aggregate in favor of the proposals to (i) elect six Directors to serve until the next Annual Meeting or until each of their successors is duly elected and qualified and (ii) to ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for 2003. Any shareholder proposal to receive a simple majority of votes shall be passed.

VOTING SECURITIES AND VOTE REQUIRED
-----------------------------------

Only holders of the 4,218,444 shares of Common Stock, no par value per share, of record at the close of business on May 14, 2003 (the "Record Date"), will be entitled to vote at the Meeting. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Under the rules of the Securities and Exchange Commission (the "Commission"), boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for Director or for Proposal 2. Votes withheld in connection with the election of one or more of the nominees for Director or Proposal 2 will be counted as votes cast against such individuals or Proposal 2 and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted for the election of the nominees for Director. The form of proxy provides for withholding of votes with respect to the election of Directors and a shareholder present at the Meeting also may abstain with respect to such election.

ANNUAL REPORT ON FORM 10-KSB
----------------------------

This Proxy Statement is accompanied by the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (the "Annual Report"). Stockholders are referred to the Annual Report for information concerning the Company's business and operations, but the Annual Report is not part of the proxy soliciting materials.

PROPOSAL 1--ELECTION OF DIRECTORS
---------------------------------

Six Directors are to be elected at the Meeting. The Directors will be elected at the Meeting to serve until the next annual meeting of stockholders of the Company or until their each of their successors shall be duly elected and qualified. As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election of each of the six nominees of the Board named below as Directors of the Company. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Company), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board. The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Illinois law. Each of the nominees currently is serving as a Director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO ELECT THE DIRECTORS NOMINATED HEREIN TO SERVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The names of the nominees and certain information with regard to each nominee follows:

       NAME         AGE                 POSITION                  DIRECTOR SINCE
------------------  ---   --------------------------------------  --------------
Ludmila Smolyansky   55   Chairperson of the Board of Directors        2003
Julie Smolyansky     28   CEO, President, Treasurer and Director       2002
Pol Sikar            55   Director                                     1986
Rick D. Salm         51   Director                                     1986
Renzo Bernardi       65   Director                                     1994
Thomas Kunz          45   Director                                     1999

NOMINEES FOR ELECTION AS DIRECTORS
----------------------------------

LUDMILA SMOLYANSKY was appointed as a Director by the Board to fill a vacancy created by an enlargement of the number of Directors to seven and unanimously elected as the Chairperson of the Board in November 2002.

For more than 20 years, Mrs. Smolyansky has been the operator of several independent delicatessen, gourmet food distributorship businesses and imported food distributorships. In 2002, prior to the commencement of her tenure as a Director, she was hired by the Company as its general manager. Mrs. Smolyansky devotes as much time as necessary to the business of the Company and, currently holds no other directorships in any other reporting company. Mrs. Smolyansky is the mother of Julie Smolyansky, the President, Chief Executive Officer (CEO), Chief Financial Officer(CFO) and Treasurer of the Company.

JULIE SMOLYANSKY was appointed as a Director, and elected President, CEO, CFO and Treasurer of the Company by the Board of Directors to fill the vacancy created by the death of her father, Michael Smolyansky, CEO, CFO, President, Treasurer and Director of the Company, in June 2002. She is a graduate with a Bachelor's degree from the University of Illinois at Chicago. Prior to her appointment, Ms. Smolyansky spent 6 years as the Company's Director of Sales and Marketing. She devotes as much time as necessary to the business of the company and, currently holds no other directorships in any other reporting company. Ms. Smolyansky is the daughter of Ludmila Smolyansky, the Chairperson of the Board.

POL SIKAR has been a director of the Company since its inception in February 1986. He is a graduate with a Master's degree from the Odessa State Institute of Civil Engineering in Russia. For more than 11 years he has been President and a major stockholder of Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company. Mr. Sikar holds no other directorships in any other reporting company.

RICK D. SALM, a director of the Company since its inception in February 1986, is Executive Vice President of the Harris Bank of Winnetka, Illinois. Mr. Salm joined the Harris Bank in 2002, after spending 20 years with the First Commercial Bank of Chicago, Illinois, and is currently in charge of commercial lending activities. Mr. Salm holds a Bachelor's degree from St. Norbert College, from which he graduated in 1974. Mr. Salm devotes as much time as necessary to the business of the Company. Mr. Salm holds no other directorships in any other reporting company.

RENZO BERNARDI has been a director of the Company since 1994. Mr. Bernardi is the president and founder of Renzo & Sons, Inc. - Dairy and Food Service Company which has been in business since 1969 (formerly, Renzo-Milk Distribution Systems). He has over 30 years of experience in the dairy distribution industry. Mr. Bernardi is a graduate of Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi will devote as much time as necessary to the business of the Company. Mr. Bernardi holds no other directorships in any other reporting company.

THOMAS KUNZ has been a director of the Company since November 1999. Mr. Kunz was designated as a director of the Company pursuant to the terms and conditions of a Stock Purchase Agreement and a Stockholders' Agreement between the Company and Danone Foods, Inc. ("Danone"). Mr. Kunz is currently the president and chief executive officer of The Dannon Company, Inc., an affiliate of Danone. In his present position, he has strategic and direct responsibilities for dairy products in the U.S. and Canada as well as world category responsibility for desserts. In 1998 Mr. Kunz took over the position as general manager of Bagley S.A., a Groupe DANONE subsidiary in Argentina and in 1995 he was appointed general manager of DANONE de Mexico. In 1991 he joined DANONE Germany as a marketing director in Munich, Germany. Mr. Kunz graduated from the University of St. Geller in Switzerland with a MBA in economics. Mr. Kunz holds no other directorships in any other reporting company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
--------------------------------------------------------------------

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such reports received or representations from certain reporting persons, the Company believes that, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were met.

BOARD AND COMMITTEE MEETINGS
----------------------------

During 2002, the Company's Board of Directors held four regular meetings and one special meeting. Mr. Michael Smolyansky attended both of the regular meetings prior to his death, Messrs. Sikar and Salm attended all five meetings. Mr. Bernardi attended three regular meetings and the special meeting. Mr. Kunz attended the four regular meetings. Ms. Smolyansky attended the two regular meetings after the time of Mr. Smolyansky's death in June 2002 and the special meeting.

The Board of Directors has an Audit Committee which currently consists of Messrs. Sikar, and Salm. Mr. Kunz was an audit committee member until November 2002, at which time he resigned from the audit committee. Committee members are appointed by the full Board. The Audit Committee held one meeting in 2002. Messrs. Sikar, Salm and Kunz each attended the meeting, and Mr. Kunz attended one committee meeting. The functions of the Audit Committee are to review the Company's internal controls, accounting policies and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; and to review the services and fees of the independent auditors, their independence, and recommend to the Board of Directors for its approval and for ratification by the stockholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
-------------------------------------------------------

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Audit Committee currently consists of two directors, Messrs. Sikar and Salm, both of whom are believed by the Board to be independent directors in accordance with the Securities and Exchange Act of 1934 and the National Association of Securities Dealers (the "NASD") Listing Standards. Both of the Audit Committee members have an understanding of finance and accounting and are able to read and understand fundamental financial statements.

The Audit Committee reviewed and discussed the audited financial statements for fiscal year-ended December 31, 2002 with management and the independent auditors, Gleeson, Sklar, Sawyers & Cumpata LLP ("Gleeson"). Additionally, the Audit Committee discussed with Gleeson matters as required by the Statement of Auditing Standards No. 61, which included Gleeson's judgments as to the quality, not just the acceptability, of the financial statements, changes in accounting policies and sensitive accounting estimates.

Gleeson provided the Audit Committee with written disclosures and a letter required by Independence Standards Board Standard No. 1 ("ISB Standards No. 1"). ISB Standards No. 1 requires (i) Gleeson to disclose in writing all relationships between Gleeson and related entities and the Company and its related entities, in Gleeson's professional judgment, that may reasonably be thought to bear on independence; (ii) confirm that, in Gleeson's professional opinion, they are independent of the Company within the meaning of the Securities Acts (as defined in ISB Standards No. 1) and (iii) discuss Gleeson's independence with the Audit Committee.

The Audit Committee adopted a written charter governing its actions effective March 8, 2001. The charter of the Audit Committee appeared in its entirety as Appendix A in the Company's 2001 Proxy Statement. The Audit Committee reviews and reassesses the adequacy of the charter annually. The Company is required to attach the charter as an appendix to the Company's proxy statement every three years.

Based on the Audit Committee's review of the year-end audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year-ended December 31, 2002.

                                                 The Audit Committee,
                                                 Rick D. Salm, Director
                                                 Pol Sikar, Director

INDEPENDENT AUDITORS FEES AND OTHER MATTERS
-------------------------------------------

AUDIT FEES

Audit fees billed or expected to be billed to the Company by Gleeson for the audit of the Company's financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for the 2002 fiscal year totaled $37,662.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Gleeson did not bill the Company for any professional services rendered to the Company and its affiliates for the year ended December 31, 2002 in connection with financial information systems design or implementation.

ALL OTHER FEES

Gleeson did not bill the Company for any other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2002.

COMPENSATION OF DIRECTORS
-------------------------

During 2002, each outside (non-employee) director was compensated at the rate of $500 per meeting attended for three of the four meetings held during the year. None of the employee directors (Michael Smolyansky, Ludmila Smolyansky and Julie Smolyansky) or Thomas Kunz were compensated as Directors during 2002.

EXECUTIVE COMPENSATION
----------------------

GENERAL

The following information discloses all plan and non-plan compensation awarded to, earned by, or paid to Mr. Michael Smolyansky, CEO, CFO, President, Treasurer and Director of the Company until his death in June 2002, and Julie Smolyansky, CEO, CFO, President, Treasurer and Director since June 2002, for all services rendered in all capacities to the Company and its subsidiaries during the year ended December 31, 2002. Except for Michael and Julie Smolyansky, no other employee of the Company served as the CEO. Except for Michael Smolyansky, no executive officer of the Company had total annual salary and bonus exceeding $100,000 for the fiscal year ended December 31, 2002.

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Company during each of the fiscal years ended December 31, 2002, 2001 2000 to or for the Company's Chief Executive Officer and each of the other executive officers of the Company whose total annual salary and bonus, if any, exceeded $100,000 for the fiscal year ended 2002. The following table excludes the long-term compensation columns as there was no compensation of this type paid to either of the named executives.

                                                                Annual Compensation
                                                   -----------------------------------------
              (a)                       (b)            (c)         (d)            (e)
           Name and                  Year Ended                                Other Annual
      Principal Position            December 31,    Salary ($)   Bonus ($)   Compensation ($)
--------------------------------- ---------------- ---------- ------------- ----------------
Michael Smolyansky, CEO, CFO,          2002          88,000     100,0003            0
President & Treasurer(1)
                                       2001         144,000         0               0
                                       2000         151,000       3,000             0
--------------------------------- ---------------- ---------- ------------- ----------------
Julie Smolyansky, CEO, CFO,            2002          63,800      10,000             0
President & Treasurer(2)
--------------------------------- ---------------- ---------- ------------- ----------------

NOTES TO SUMMARY COMPENSATION TABLE

(1) Michael Smolyansky was the CEO, CFO, President and Treasurer of the Company until his death on June 9, 2002.

(2) The Board appointed Julie Smolyansky as the CEO, CFO, President and Treasurer of the Company on June 10, 2002. Until that date and since September 21, 1998 she had been Director of Sales and Marketing of the Company.

(3) The Board posthumously awarded Mr. Smolyansky's bonus to his estate in recognition of his achievements in 2002 and for his commitment and services to the Company for more than 16 years.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

This table has been omitted, as neither Michael nor Julie Smolyansky were awarded any individual grants of stock options or stock appreciation rights during 2002.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

This table has been omitted, as neither Michael nor Julie Smolyansky exercised any stock options during 2002.

LONG-TERM INCENTIVE PLANS ("LTIP") - AWARDS IN LAST FISCAL YEAR

This table has been omitted, as neither Michael nor Julie Smolyansky have received any awards pursuant to any LTIP during 2002.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         (1)  EMPLOYMENT CONTRACTS

         On September 12, 2002, by unanimous resolution of the Board, the Company entered into an employment agreement with Julie Smolyansky. Under this agreement, the Company is to pay Ms. Smolyansky a discretionary annual salary and discretionary bonus. If the Company terminates Ms. Smolyansky's employment without cause or Ms. Smolyansky terminates her employment due to good reason, then Company will pay her a lump sum equal to two years of base salary plus the aggregate of the annual bonus for which she is eligible.

         (2)  EMPLOYEE, CONSULTANTS AND SERVICE PROVIDERS BENEFIT PLAN

         On June 9, 1995, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with the "Lifeway Foods, Inc. Consulting and Services Compensation Plan" (the "Plan") covering 300,000 shares of its Common Stock. Pursuant to the Plan, the Company may issue Common Stock and/or options to purchase Common Stock to certain consultants, service providers and employees, including officers and directors, of the Company. The purpose of the Plan is to promote the best interests of the Company and its stockholders by providing a means of non-cash remuneration to eligible participants who contribute to operating progress and earning power of the Company. The Plan is administered by the Company's Board of Directors or a committee consisting of three members which has the discretion to determine from time to time the eligible participants to receive an award; the number of shares of stock issuable directly or to be granted pursuant to option; the price at which the option may be exercised or the price per share in cash or cancellation of fees or other payment which the Company is liable if a direct issue of stock and all other terms on which each option shall be granted. As of December 31, 2002, a total of 65,700 shares had been issued under the Plan and no options remain outstanding. No shares were issued and no options were granted in 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------

(A) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock, the Company's only outstanding class of securities, as of March 31, 2003 by (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (b) each of the Company's directors, (c) each of the Company's executive officers named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.

                                                                 Percent Owned
                                       Amount and Nature of       Beneficially
Name and Address of Beneficial Owner  Beneficial Ownership(1)   and of Record(2)
------------------------------------ ------------------------- -----------------

Ludmila Smolyansky (3,4)                    2,138,338                50.7%
6431 W. Oakton St.
Morton Grove, IL 60053

Julie Smolyansky (4)                           80,000                 1.9%
6431 W. Oakton St.
Morton Grove, IL 60053

Rick D. Salm (4)                                1,300(7)                *
520 Green Bay Road
Winnetka, IL 60093

Pol Sikar (4)                                   2,300                   *
3907 Miller Drive
Glenview, IL 60025

Renzo Bernardi (4)                              1,200(8)                *
2919 N. Natoma
Chicago, IL 60634

Valeriy Nikolenko (4,5)                         2,000                   *
6431 W. Oakton St.
Morton Grove, IL 60053

Thomas Kunz (4,6)                                   0                   *
120 White Plains Road
Tarrytown, NY 10591

Danone Foods, Inc.                            863,689                20.5%
120 White Plains Road
Tarrytown, NY 10591

All Directors and Officers of the           2,240,238                53.1%
Company as a group.


(1) Unless otherwise indicated, all shares are directly owned and investing power is held by the persons named.

(2)  Based upon 4,218,844 shares of Common Stock outstanding as of March 31,
     2003.

(3) Mrs. Smolyansky directly owns 47,200 shares of Common Stock of the Company. 2,091,138 shares of Common Stock are owned by the Estate of Michael Smolyansky, of which Mrs. Smolyansky is the independent executor, and are, therefore, deemed to be beneficially owned by Mrs. Smolyansky.

(4) A Director or Officer of the Company. The shares of Common Stock held by officers, directors and principal shareholders listed above are "restricted securities" and, as such, are subject to limitations on resale. The shares may be sold pursuant to Rule 144 of the Securities Act of 1933, as amended, under certain circumstances.

(5) Mr. Nikolenko directly owns 1,100 shares of Common Stock of the Company. 900 shares of Common Stock are owned by his wife and therefore deemed to be beneficially owned by Mr. Nikolenko.

(6) Mr. Kunz is also an officer of The Dannon Company, Inc., which is an affiliate of Danone Foods, Inc. Danone Foods, Inc. is listed on the table as the beneficial owner of 20.5% of the Common Stock of the Company.

(7) Mr. Salm directly owns 1,000 shares and 300 shares are owned by his wife Edith Salm.

(8) Mr. Bernardi directly owns 800 shares and 400 are owned by his son, John Bernardi.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

On October 1, 1999, the Company issued and sold 497,767 shares of restricted Common Stock to Danone Foods, Inc. The purchase price paid to the Company was $10.00 per share, for gross proceeds of $4,977,670. In connection with the transaction, Danone also purchased 150,000 outstanding shares of Common Stock from certain stockholders, including the Company's controlling stockholder, Michael Smolyansky, on similar terms. Subsequent to these initial transactions, Danone purchased an additional 215,922 outstanding shares of Common Stock in private transactions with certain stockholders, including Michael Smolyansky, Pol Sikar and Valeriy Nikolenko. As a result of these additional purchases, Danone is presently the beneficial owner of 20% of the outstanding Common Stock of the Company. The parties have agreed that, subject to limited exceptions, for a period of five years, after October 1, 1999, Danone may not own more than 20% of the outstanding Common Stock of the Company.

Pursuant to the terms and conditions of a Stock Purchase Agreement and a Stockholders' Agreement dated October 1, 1999, between the Company, Danone, and the Smolyansky family, the Company granted certain limited rights to Danone, which included a right to nominate one director, anti-dilutive rights relating to future offerings, and limited registration rights. The Company and Danone also agreed that they would not compete with each other for a period of five years with respect to certain yogurt, cheese and kefir products. Mr. Thomas Kunz, president and chief executive officer of The Dannon Company, Inc., a subsidiary of Danone, was nominated as a director of the Company in November of 1999.

On December 24, 1999, the Company entered into a Support Agreement (the "Agreement") with The Dannon Company, Inc. The primary purpose of the Agreement, which provides for an initial term of three years and is renewable annually thereafter, is to allow the Company access to Danone's brokers and distributors in the United States. The parties agreed that they would not compete with each other during the term of the Agreement and for three years after termination of the Agreement with respect to certain yogurt, cheeses and kefir products.

On December 24, 1999, the Company also entered into a letter agreement that amended the original Stockholders' Agreement with Danone. The purposes of the amendment were 1) to clarify that Danone's anti-dilutive rights, Danone's Right of First Refusal and Michael Smolyansky's reciprocal Right of First Refusal would apply to any form of capital (not just Common Stock); and (2) that the parties shall cause a vote at the next annual stockholders' meeting to amend the Articles of Incorporation to clarify that the Company has the power to grant preemptive rights to any of its stockholders by contract.

On December 10, 2002, Lifeway executed a stock purchase agreement with the Estate of Michael Smolyansky (the "Estate") to acquire 47,000 shares at a price of $7.20 per share for an aggregate of $338,400.00 of purchase consideration. Lifeway acquired the shares pursuant to its stock repurchase program, adopted by a resolution of the Board and previously announced in October 2002, which permits both open market and negotiated private purchases. The closing of the purchase is occurred on December 10, 2002. Lifeway currently holds the repurchased shares as treasury stock.

On, February 11, 2003, Lifeway and Danone executed an agreement to extend the term of the Support Agreement described above through December 31, 2003.

PROPOSAL 2 -- RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
----------------------------------------------------------------------

The Board has designated the firm of Gleeson, independent auditors, as auditors of the Company for the next fiscal year. The Company has been advised by such firm that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

During the two most recent fiscal years, there have been no disagreements with Gleeson on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable event

The Company expects that representatives of Gleeson may be present at the Meeting, with the opportunity to make a statement if they so desire, and may be available to respond to appropriate questions.

In the event that ratification of the appointment of Gleeson as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

REQUIRED VOTE

An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for ratification of the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF GLEESON, SKLAR, SAWYERS & CUMPATA LLP AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR (ENDING DECEMBER 31, 2003), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS
-------------

The Board of Directors knows of no other business to come before the meeting. If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

STOCKHOLDER PROPOSALS
---------------------

Any proposal that a stockholder may desire to present to the Company's 2004 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company on or before January 2, 2004, in order to be considered for possible inclusion in the Company's proxy materials relating to such meeting.



                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Ludmila Smolyansky
                                       ----------------------------------
                                       Ludmila Smolyansky
                                       Chairman of the Board

April 30, 2003

PROXY                                                                      PROXY


LIFEWAY FOODS, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT THE HOLIDAY INN NORTH SHORE, 5300 WEST TOUHY AVENUE, SKOKIE, ILLINOIS, SATURDAY, JUNE 14, 2003, AT 11:00 A.M. LOCAL TIME.

The undersigned hereby appoints Ludmila Smolyansky and Julie Smolyansky, with full power of substitution, as proxy to vote the Common Stock of the undersigned in Lifeway Foods, Inc. at the above Annual Meeting and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN SPECIFIED. IF A CHOICE IS NOT SPECIFIED, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

1. Election of Directors:

Nominees: Ludmila Smolyansky, Julie Smolyansky, Pol Sikar, Rick D. Salm, Renzo Bernardi and Thomas Kunz:

[_] FOR [_] WITHHELD

For, except vote withheld from the following nominees:


------------------------------------------------------

2. Ratification of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors:

[_] FOR   [_] AGAINST   [_] ABSTAIN


3. Other Matters:

In his or her discretion, to vote with respect to any other matters that may come before the meeting or any adjournment thereof, including matters incident to its conduct.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE                                      DATED

-----------------------------                  ---------------------------------

-----------------------------                  ---------------------------------
SIGNATURE IF JOINTLY OWNED                     PRINT NAME

NOTE: This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.